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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 2, 2001



                              Cardinal Health, Inc.
             (Exact name of registrant as specified in its charter)

         Ohio                           0-12591                  31-0958666
 (State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                     File Number)             Identification
                                                                Number)



    7000 Cardinal Place, Dublin, Ohio                                43017
 (Address of principal executive offices)                           Zip Code)



Registrant's telephone number, including area code (614) 757-7000

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Item 7.    Financial Statements and Exhibits
           ---------------------------------

           The following exhibits are filed with this report:

                  99(a) Placement Agency Agreement between Cardinal Health, Inc. and Banc of America Securities LLC dated as of February 2, 2001.

                  99(b) Agreement and Plan of Merger, dated as of December 2, 2000, among Cardinal Health, Inc., Brick Merger Corp. and Bindley Western Industries, Inc. (1)

                    ----------------------------------------


(1) Included as an exhibit to the Registrant's Registration Statement on Form S-4 (No. 333-53394) and incorporated herein by reference.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CARDINAL HEALTH, INC.



Date:  February 2, 2001                       By:  /s/ Steven Alan Bennett
                                                   -----------------------
                                                       Steven Alan Bennett
                                                       Executive Vice President